Exhibit 10.2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of June 12, 2019, by and among Apache Corporation, a Delaware corporation (“Apache”), Altus Midstream Company, a Delaware corporation (the “Company”), and Magnetar Financial LLC and CALTM Holdings, LLC (the “Lead Purchasers”). Each party hereto is referred to individually as a “Party,” and collectively as the “Parties.”

WHEREAS, as of the date hereof, Apache is the record or beneficial owner or has sole or shared voting power with respect to 7,313,028 shares of Class A Common Stock of the Company (“Class A Common Stock”) and 250,000,000 shares of Class C Common Stock of the Company (“Class C Common Stock,” and together with the Class A Common Stock, “Company Common Stock”);

WHEREAS, concurrently with the execution of this Agreement, Altus Midstream LP, a Delaware limited partnership and controlled subsidiary of the Company (the “Partnership”) has issued and sold (the “Issuance”) its Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”) to the Purchasers pursuant to the terms and conditions of the Unit Purchase Agreement, dated as of May 8, 2019 (the “Unit Purchase Agreement”), by and among the Partnership, the Company, and the Lead Purchasers, among others;

WHEREAS, each Series A Preferred Unit may be exchanged for shares of Class A Common Stock in the manner and subject to the terms and conditions set forth in the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated as of June 12, 2019 (the “Partnership Agreement”);

WHEREAS, because it is possible that the Series A Preferred Units could be exchanged (the “Potential Exchange”) for a number of shares of Class A Common Stock equal to or greater than twenty percent (20%) of the then-outstanding voting power of the Company, the Company has agreed in the Unit Purchase Agreement to submit the terms of the Potential Exchange to its stockholders in one or more proposals for approval at an annual or special meeting of its stockholders (any such proposal, a “Stockholder Proposal”);

WHEREAS, the Partnership Agreement restricts the general partner of the Partnership, the Partnership, and the Company from taking certain actions described in the definition of Series A Restricted Action in the Partnership Agreement (the “Series A Restricted Actions”); and

WHEREAS, the Parties desire to enter into this Agreement to provide for the manner in which Apache shall vote any and all shares of Company Common Stock it beneficially owns from time to time (the “Shares”) with respect to any Stockholder Proposal and any Series A Restricted Action.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Stockholder Proposals. Apache agrees that during the term of this Agreement, at any annual or special meeting of the Company at which a Stockholder Proposal is submitted for a vote of the holders of Company Common Stock, and at every adjournment or postponement thereof (including any action for approval by written consent), to vote or cause the holder of record to vote the Shares in favor of such Stockholder Proposal. Furthermore, Apache hereby agrees to vote in opposition to any and all other proposals that could delay, interfere with or impair the ability of the Company to obtain the approval of the Stockholder Proposal and to refrain from taking any action that has the effect of delaying or impairing the ability of the Company to obtain the approval of the Stockholder Proposal.

Section 2. Series A Restricted Actions. Apache agrees that during the term of this Agreement, at any annual or special meeting of the Company at which a Series A Restricted Action is submitted for a vote of the holders of Company Common Stock, and at every adjournment or postponement thereof (including any action for approval by written consent) to vote or cause the holder of record to vote the Shares against such Series A Restricted Action.

Section 3. No Obligation. Apache shall be under no obligation, by virtue of this Agreement or otherwise, to maintain beneficial ownership of any shares of Company Common Stock.

Section 4. Restrictions on Other Agreements. Apache shall not grant any proxy or enter into or agree to be bound by any voting trust, agreement, or arrangement of any kind with respect to its shares of Company Common Stock or any other equity securities of the Company if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not any such proxy, voting trust, agreement, or arrangement is with other parties, holders of shares of Company Common Stock or other equity securities of the Company that are not parties to this Agreement, or otherwise).

Section 5. Effectiveness; Termination. This Agreement shall become effective as of the date hereof and shall terminate upon the earliest of (i) such time as no Series A Preferred Units are outstanding and (ii) the mutual written agreement of the Parties to terminate this Agreement.

Section 6. Specific Enforcement. Each Party acknowledges and agrees that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may, in such Party’s sole discretion and in addition to or in lieu of any other remedies available to such Party at law or in equity, apply to any court of competent jurisdiction for specific performance or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

Section 7. Amendments and Waivers. This Agreement or any provision hereof may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by each Party. The failure of any Party to enforce any provision of this Agreement shall in no way be construed as a waiver of such provision and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement.

Section 8. Severability. This Agreement is intended to be valid and effective under any applicable law and, to the extent permissible under applicable law, shall be construed to avoid violation of or invalidity under any applicable law. Should any provisions of this Agreement become invalid, illegal, or unforeseeable under any applicable law, the other provisions of this Agreement shall be reformed, construed, and enforced so as to give full force and effect to the original intent of the Parties.

Section 9. Successor and Assigns. This Agreement, including, without limitation, any amendment or waiver of the observance thereof effected in accordance with Section 7, shall inure to the benefit of and be binding upon the Parties and their respective successors, assigns, administrators, and other legal representatives.

Section 10. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each counterpart were upon the same instrument.

Section 11. Governing Law. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the transactions leading to this Agreement or contemplated hereby, and/or the interpretation and enforcement of the rights and duties of the Parties or related in any way to the foregoing, shall be governed by and construed in accordance with the internal, substantive laws of the State of Delaware applicable to agreements entered into and to be performed solely within such state without giving effect to the principles of conflict of laws thereof.

Section 12. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ANY PROCEEDING ARISING UNDER OR RELATED IN ANY WAY TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER OR RELATED IN ANY WAY TO THE FOREGOING MAY ONLY BE INSTITUTED IN THE STATE OR FEDERAL COURTS OF THE STATE OF DELAWARE AND EACH PARTY WAIVES ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING, AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH PROCEEDING. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON A PARTY HERETO BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN THE STOCK RECORDS OF THE COMPANY.

Section 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

Section 14. No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the Parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

APACHE CORPORATION

By:	/s/ Ben C. Rodgers
Name: Ben C. Rodgers
Title: Vice President and Treasurer

ALTUS MIDSTREAM COMPANY

By:	/s/ Ben C. Rodgers
Name: Ben C. Rodgers
Title: Chief Financial Officer and Treasurer

Signature Page to Voting Agreement

MAGNETAR FINANCIAL LLC

By:	/s/ Diana Fitzgerald
Name: Diana Fitzgerald
Title: Deputy Chief Financial Officer

Signature Page to Voting Agreement

CALTM Holdings, LLC

By:	/s/ David Albert
Name: David Albert
Title: Authorized Person

Signature Page to Voting Agreement